(V22) Vanguard Index Funds - Vanguard Small -cap Index Fund

PART II-I-5-(4) Record of Sales and Repurchases:

Record of sales and repurchases during the following fiscal year and number of outstanding units of the Fund as of the end of such fiscal year are as follows:

		Number of Units
Class USD Unit		Outstanding at the end	Sold	Repurchased	Outstanding at the end
		of			of
45th Fiscal Year	Worldwide	232,882	46,712	72,661	206,933
From January 1, 2005 till December 31, 2005	(in Japan)	219,209	97,610	58,852	257,967
46th Fiscal Year	Worldwide	206,933	52,883	51,136	208,680
From January 1, 2006 till December 31, 2006	(in Japan)	257,967	80,925	70,619	268,273
47th Fiscal Year	Worldwide	208,680	42,295	60,246	190,729
From January 1, 2007 till December 31, 2007	(in Japan)	268,273	48,940	70,185	247,028
48th Fiscal Year	Worldwide	190,729	54,383	46,583	198,529
From January 1, 2008 till December 31, 2008	(in Japan)	247,028	22,095	56,802	212,321
49th Fiscal Year	Worldwide	198,529	60,987	44,417	215,099
From January 1, 2009 till December 31, 2009	(in Japan)	212,321	15,560	33,078	194,803
50th Fiscal Year	Worldwide	215,099	61,365	124,812	151,652
From January 1, 2010 till December 31, 2010	(in Japan)	194,803	12,245	16,418	190,630
51st Fiscal Year	Worldwide	151,652	34,477	68,538	117,591
From January 1, 2011 till December 31, 2011	(in Japan)	190,630	20,770	17,221	194,179
52nd Fiscal Year	Worldwide	117,591	20,585	39,766	98,410
From January 1, 2012 till December 31, 2012	(in Japan)	194,179	8,720	21,796	181,103
53rd Fiscal Year	Worldwide	98,410	23,940	26,671	95,679
From January 1, 2013 till December 31, 2013	(in Japan)	181,103	19,700	73,892	126,911
54th Fiscal Year	Worldwide	95,679	16,875	30,084	82,470
From January 1, 2014 till December 31, 2014	(in Japan)	126,911	15,220	17,491	124,640
55th Fiscal Year	Worldwide	82,470	14,992	20,951	76,511
From January 1, 2015 till December 31, 2015	(in Japan)	124,640	11,700	14,027	122,313

(Note 1) Number in upper cell is in thousands.
(Note 2) Number in lower cell is the number of shares traded in Japan.